UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 8, 2026
Dream Finders Homes, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-39916	85-2983036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14701 Phillips Highway, Suite 300 Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (904) 644-7670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DFH	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
In connection with the Reincorporation (as defined below) of Dream Finders Homes, Inc. (the “Company”), effective June 9, 2026, the board of directors of the Company (the “Board of Directors”) approved a new form of indemnification agreement to be entered into with each of the Company’s directors and executive officers. The information set forth under Item 3.03 regarding the form of indemnification agreement is incorporated by reference into this Item 1.01.
Item 3.03. Material Modification to Rights of Security Holders.
The Company filed (i) a certificate of conversion with the Secretary of State of the State of Delaware and (ii) a certificate of conversion with the Secretary of State of the State of Texas, pursuant to which the reincorporation of the Company from the State of Delaware to the State of Texas (the “Reincorporation”) became effective on June 9, 2026, at 5 p.m. Eastern Time (the “Effective Time”). At the Effective Time:
•the Company’s state of incorporation changed from the State of Delaware to the State of Texas; and
•the internal affairs of the Company ceased to be governed by the laws of the State of Delaware and the Company’s existing amended and restated certificate of incorporation and amended and restated bylaws, and instead became governed by the laws of the State of Texas and the certificate of formation filed with the Secretary of State of the State of Texas (the “Texas Charter”) and the bylaws approved by the Company’s Board of Directors (the “Texas Bylaws”).
The Reincorporation did not result in any change in the business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the transaction costs related to the Reincorporation). The Reincorporation did not adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be the rights and obligations of the Company after the Reincorporation.
At the Effective Time, each outstanding share of Class A common stock, par value $0.01 per share, of the Delaware corporation (the “Delaware Corporation Class A common stock”) automatically converted into one outstanding share of Class A common stock, par value $0.01 per share, of the Texas corporation (the “Texas Corporation Class A common stock”), and each outstanding share of Class B common stock, par value $0.01 per share, of the Delaware corporation (the “Delaware Corporation Class B common stock”) automatically converted into one outstanding share of Class B common stock, par value $0.01 per share, of the Texas corporation. Stockholders do not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.
At the Effective Time, each outstanding share of restricted stock, equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that was based on the value of, the Delaware Corporation Class A common stock or other equity securities of the Company, became a share of restricted stock, equity or equity-based award or other right to acquire, or instrument to convert into or exchange for, or that is based on the value of, the same amount of Texas Corporation Class A common stock or other equity securities of the Company, respectively, under the same terms and conditions.
The Texas Corporation Class A common stock continues to be traded on the New York Stock Exchange (“NYSE”) under the symbol “DFH.”
Certain rights of the Company’s stockholders changed as a result of the Reincorporation. A more detailed description of the Plan of Conversion (the “Plan of Conversion”), Texas Charter, Texas Bylaws, and the effects of the Reincorporation is set forth in the Proxy Statement filed by the Company with the Securities and Exchange Commission on April 16, 2026.
In connection with the Reincorporation, the Board of Directors approved a new form of indemnification agreement to be entered into with each of the Company’s directors and executive officers that is governed by Texas law. The indemnification agreements require the Company, among other things, to indemnify the director or executive officer against specified expenses and liabilities, such as attorneys’ fees, judgments, fines and settlements incurred or suffered by the individual in connection with any action, suit or proceeding by reason of the fact that the individual was a director or executive officer of the Company, and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which the individual may be entitled to indemnification by the Company.
The foregoing descriptions of the Plan of Conversion, Texas Charter, Texas Bylaws and Form of Indemnification Agreement are qualified in their entirety by the full text of such documents which are filed herewith as Exhibits 2.1, 3.1, 3.2 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on June 8, 2026 (the “Annual Meeting”). The matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, are as stated below.
Proposal 1 – Election of Directors
The Company’s stockholders elected the following nominees for director to serve one-year terms expiring at the Company’s 2027 Annual Meeting of Stockholders and until such director’s successor is duly elected or appointed and qualified, or until such director’s earlier death, resignation or removal:

Nominee	For	Against	Abstentions	Broker Non-Votes
Patrick O. Zalupski	182,696,628	3,369,925	8,038	9,196,678
Justin W. Udelhofen	178,628,196	7,434,532	11,863	9,196,678
Megha H. Parekh	177,890,891	8,151,073	32,627	9,196,678
Leonard M. Sturm	180,018,674	6,044,229	11,688	9,196,678
William W. Weatherford	182,344,221	3,699,865	30,505	9,196,678
Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the following vote:

For	Against	Abstentions	Broker Non-Votes
195,174,848	86,094	10,327	—
Proposal 3 – Non-Binding, Advisory Vote on Executive Compensation
The Company’s stockholders approved the non-binding, advisory resolution on executive compensation for fiscal year 2025 by the following vote:

For	Against	Abstentions	Broker Non-Votes
185,113,740	947,413	13,438	9,196,678
Proposal 4 – Reincorporation Proposal
The Company’s stockholders approved the reincorporation of the Company to the State of Texas by conversion by the following vote:

For	Against	Abstentions	Broker Non-Votes
177,311,616	8,738,593	24,382	9,196,678
Proposal 5 – Series A Preferred Stock Proposal
The Company’s stockholders approved the potential conversion of the Company’s Series A preferred stock into shares of Class A common stock in accordance with NYSE rules by the following vote:

For	Against	Abstentions	Broker Non-Votes
185,352,150	699,271	23,170	9,196,678

Item 8.01. Other Events.
In connection with the Reincorporation, a legal opinion of Foley & Lardner LLP is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statements on Form S-8 (File Nos. 333-252525 and 333-270234) and a legal opinion of Foley & Lardner LLP is filed as Exhibit 5.2 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-263603).
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
2.1	Plan Conversion of Dream Finders Homes, Inc.
3.1	Certificate of Formation of Dream Finders Homes, Inc.
3.2	Bylaws of Dream Finders Homes, Inc.
5.1	Opinion of Foley & Lardner LLP.
5.2	Opinion of Foley & Lardner LLP.
10.1	Form of Director and Officer Indemnification Agreement
23.1	Consent of Foley & Lardner LLP (contained in Exhibits 5.1 and 5.2).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREAM FINDERS HOMES, INC.

Date: June 10, 2026	By:	/s/ Robert E. Riva
Robert E. Riva
Vice President, General Counsel and Corporate Secretary